UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022 (February 20, 2022)

Vantage Drilling International

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	333-159299	98-1372204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Vantage Energy Services, Inc. 777 Post Oak Boulevard Suite 800
Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (281) 404-4700

(Not applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2022, Vantage Drilling International (the “Company”) was informed by Mr. Richard B. Aubrey III of his decision to resign from the board of directors (the “Board”) of the Company, effective February 20, 2022. This decision was not related to a disagreement with the Company on any matter relating to its operations, policies or practices.

In connection with the foregoing, on February 24, 2022, the Board exercised its authority pursuant to the Company’s memorandum and article of association, and elected Mr. Manuel A. Garcia to fill the vacancy resulting from said resignation, effective immediately, to hold office until the next annual general meeting of shareholders of the Company or until his successor, if any, is duly elected and qualified.

Mr. Garcia is currently a Managing Director of Anchorage Capital Group, L.L.C. (“Anchorage”) and has been with the firm since 2019. Mr. Garcia is responsible for the firm’s investments across various sectors, including Industrials and Financials. In addition, he is a member of the firm’s Research Review Committee. Prior to joining Anchorage, Mr. Garcia was a Partner at Gladwyne Investments in London. Before that, Mr. Garcia was a Managing Director of Goldman Sachs, where he spent 14 years in various investing roles in London and New York. Mr. Garcia received a B.A. in Economics from Harvard University where he graduated magna cum laude. Mr. Garcia served on the board of directors of Chemical Transportation Group, Inc. from 2020 to 2021, and has served on the board of directors of Product Tankers Holdco LLC since 2020.

Mr. Garcia does not have any family relationships with any of the Company’s directors or executive officers, and he is not a party to any transactions listed in Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANTAGE DRILLING INTERNATIONAL

Date:	February 25, 2022	By:	/s/ Douglas E. Stewart
Douglas E. Stewart Chief Financial Officer, General Counsel and Corporate Secretary